AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VL-R
                            SEPARATE ACCOUNT VUL-2
                             SEPARATE ACCOUNT VUL
                             SEPARATE ACCOUNT II

      THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          SEPARATE ACCOUNT USL VL-R
                            SEPARATE ACCOUNT USL B

                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED JULY 1, 2013
                               TO PROSPECTUSES

          American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("USL") are amending their prospectuses for the sole purpose of providing notification of a change in the distributor of the variable universal life insurance policies (the "Policies").
          Effective June 28, 2013, the former distributor of the Policies, American General Equity Services Corporation ("AGESC"), merged with and into SunAmerica Capital Services, Inc. ("SACS"). SACS, an affiliate of AGL, USL and AGESC, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922.
          SACS also acts as principal underwriter for AGL's and USL's other separate accounts and for the separate accounts of a certain AGL and USL affiliate. SACS is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority. SACS, as the principal underwriter and distributor, is not paid any fees on the Policies.